Exhibit 10.1

LEASE AGREEMENT
between
MAINROCK II CHANDLER, LLC,
as Lessor,
and
INTERNAP NETWORK SERVICES CORPORATION,
as Lessee
dated as of June 15, 2007
2121 South Price Road, Chandler, Arizona 85248

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Basic Lease Terms

1. Parties
“Lessor”: MainRock II Chandler, LLC
c/o 365 Main-AZ/VA, LLC
365 Main Street
San Francisco, CA 91405
Attention: Chris Dolan
“Lessee”: Internap Network Services Corporation
250 Williams Street, Suite E-100
Atlanta, GA
Attention: Michael Frank

2. Building	2121 South Price Road, Chandler, Arizona 85248 (the “Building”)
3. Premises
Up to [***] usable square feet of space in a location to be designated by Lessor (the “Premises”); provided, however, that (i) Lessee’s racks and Equipment (as defined below) shall be configured in a manner mutually determined by Lessor and Lessee, and (ii) if Lessee is using the entire Basic Capacity using square footage that is less than [***] square feet, then Lessor shall not be required to provide any additional square footage to Lessee (provided that the Premises shall in no event be less than [***] usable square feet.

4. Basic Capacity	Critical AC electric capacity at a maximum level of [***] kW.
5. Lease Term	Seven (7) years commencing on January 1, 2008 (the “Commencement Date”).
6. Base Rent
$[***] per month, to be increased annually during the Term by [***]% on every one year anniversary of the Commencement Date.
Base Rent shall be due and payable on the first day of each calendar month, in advance, without notice of invoice. Base Rent shall be as set forth above regardless of the square footage of the Premises.

7. Additional Rent
Operating Expenses:
See Section 8.3
Base Year: 2007
Lessee’s Pro Rata Share: [***]% (based on [***] total usable square feet in the building)
Electricity Charges:
Connected Load/PDU: Actual Cost (as defined below), as metered, times a cooling load factor of [***]

8. Parking	Unreserved Spaces: Available on a first-come, first-serve basis
9. Security Deposit	Subject to the terms of Section 8.6, the sum of $[***]
10. Brokers	Lessor’s Broker: CBRE (Jason Warner) Lessee’s Broker: None
11. Additional Terms	“City”: City of Chandler “County”: County of Maricopa “State”: State of Arizona

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12. Remote Hands	Base level Remote Hands, which includes 24/7 on-site response is included in Rent. $[***] per hour for work above server reboot, tape swap, general non-OS level work.
13. Cross-Connection Charges
Cross-Connection and Cross-Connection Services (each as defined below) will be charged at the below rates (provided that Lessor shall have the right to increase the rates below from time to time on not less than 30 days prior written notice) on a month-to-month basis unless a longer term is requested by Lessee.
•    POTS Line: $[***] rent per month plus a one-time $[***] cross connect install charge.
•    Copper T1/Cat5: $[***] rent per month plus a one-time $[***] cross connect install charge.
•    COAX: $[***] rent per month plus a one-time $[***] cross connect install charge.
•    Fiber: $[***] rent per month plus a one-time $[***] cross connect install charge.

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Lease Terms and Conditions
These Lease Terms and Conditions together with any schedules and exhibits attached hereto and the immediately preceding summary of Basic Lease Terms (the “Basic Lease Terms”) when taken together comprise the “Lease” between the Lessor identified in the Basic Lease Terms (“Lessor”), and the Lessee identified in the Basic Lease Terms (the “Lessee”).
1.Grant of Lease.
1.1    General. Lessor hereby leases to Lessee, for the Term of this Lease and subject to and upon the terms and conditions of this Lease, that certain space specified as the “Premises” in the Basic Lease Terms within the Building. Lessor shall not be obligated to provide any telecommunications services or managed services to Lessee under this Lease, except to the extent specifically provided herein. In addition, Lessor shall have no obligation to make any alterations, install any Equipment (as defined below) or otherwise prepare the Premises for use by Lessee other than the work specifically set forth on Exhibit B as work to be completed by Lessor in the Premises prior to the commencement of the Term (the “Lessor Work”). Lessee acknowledges and agrees that any services to be provided by Lessor hereunder in connection with the Equipment or the Premises may be performed by an independent contractor or contractors (including, without limitation, 365 Main Services II, Inc.) on behalf of Lessor.
2.    Term.
2.1    General. The term of this Lease shall be the “Base Term” shown in the Basic Lease Terms (the “Term”), unless this Lease is sooner terminated in accordance with Section 13.1 below. Notwithstanding the foregoing, if Lessor shall fall to deliver to Lessee possession of the Premises on the “Commencement Date” set forth on the Basic Lease Terms for any reason, Lessor shall not be deemed in default hereunder and the Commencement Date shall be deemed to be extended until the date on which Lessor shall tender to Lessee delivery of possession of the Premises.
2.2    Early Occupancy. Lessee shall have the right to enter onto the Premises free of Base Rent after the execution of this Lease by both parties for the purpose of installing, during normal business hours or other hours mutually agreed upon by Lessor and Lessee, at Lessee’s sole cost and expense, Lessee’s Equipment and trade fixtures. Lessee’s installation of such Equipment and trade fixtures shall be subject to the following conditions: (a) that Lessee provide Lessor with reasonable evidence that Lessee and its contractors involved in the installation of such equipment and trade fixtures carry insurance satisfactory to Lessor for such activities; and (b) that the installation and use of such equipment and trade fixtures comply with all applicable laws and permits. If Lessee occupies any portion of the Premises for any purposes prior to the Commencement Date, then Lessee’s occupancy shall be subject to all of the terms, covenants and conditions of this Lease, except that Lessee shall not be obligated to pay Base Rent or Additional Rent; provided, however, that (i) Lessee shall not be permitted to commence operation of its business in the Premises prior to the Commencement Date, and (ii) Lessee shall reimburse Lessor, within ten (10) days of Lessor’s

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demand, for all Actual Costs of electricity and cooling provided prior to the Commencement Date, as reasonably determined by Lessor.
3.    Policies and Procedures.
The Policies and Procedures of the Building in effect as of the date hereof are attached hereto as Exhibit C (the “Policies and Procedures”) and are hereby incorporated by reference. Lessor reserves the right, from time to time, to adopt additional Policies and Procedures and to amend the Policies and Procedures then in effect, which additions and amendments shall become effective as to Lessee upon notification by Lessor provided such additions or amendments do not materially diminish Lessee’s rights under this Lease. Lessor shall not be liable to Lessee for violation of the Policies and Procedures by any other lessee or Lessee, its employees, agents, visitors or Lessees. If there shall be any inconsistencies between this Lease and the Policies and Procedures, the provisions of this Lease shall prevail.
4.    Use; Hazardous Materials; Compliance with Laws; Inspection.
4.1    Use.
(a)    Lessee shall use and occupy the Premises only for the operation of a datacenter or colocation facility and the installation, maintenance, and operation of computer and/or telecommunications equipment (the “Equipment”), for general office use and for no other purpose, in each case consistent with a first-class mission critical data center. Lessee shall not use or keep in the Premises any substance defined as a “hazardous material” or “hazardous substance” by any Governmental Authority (as defined below) (collectively, “Hazardous Materials”). Lessee’s violation of this Section 4.1(a) will be grounds for termination of this Lease by Lessor in Lessor’s sole and absolute discretion.
(b)    Lessee shall not place a load upon any area of the Premises, which load either exceeds the floor load per square foot that such area is designed to carry or violates Legal Requirements. Pursuant to Building specifications, the designated load per raised floor square foot is two thousand (2000) pounds.
(c)    Lessee’s Indemnification. Lessee agrees to indemnify, defend, protect and hold harmless Lessor, its successors and assigns, and its and their directors, officers, shareholders, members, managers, employees, agents, and partners from all costs, expenses, damages, liabilities, claims, fines, penalties, interest, judgments, and losses of any kind (including, without limitation, all lost profits and other consequential damages, attorneys’ fees, consultants’ fees and costs incurred or suffered by or asserted against Lessor) (collectively, “Claims”), arising from or in any way related to Lessee’s or Lessee’s officers’, employees’, contractors’, representatives’, affiliates’, assignees’, sublessees’, agents’ or invitee’s (collectively, “Lessee’s Representatives”) handling of Hazardous Materials during the Term or violation of any of the provisions of this Lease pertaining to Hazardous Materials (collectively, “Environmental Losses”), including, without limitation, consequential

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damages, damages for personal or bodily injury, property damage, encumbrances, liens, costs and expenses of investigations, monitoring, clean up, removal or remediation of Hazardous Materials, defense costs of any Claims, good faith settlements, attorneys’ and consultants’ fees and costs, and losses attributable to the diminution of value, whether or not such Environmental Losses are contingent or otherwise, matured or unmatured, foreseeable or unforeseeable.
4.2    Lessee’s Compliance with Legal Requirements
(a)    Definitions.
“Legal Requirements” means alt present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes, executive orders, rules of common law, and any judicial interpretations thereof, of all Governmental Authorities affecting or applicable to Lessee’s use of the Premises or the Building or the maintenance, use or occupation thereof, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. § 9601 et seq. and the Resource Conservation and Recovery Act, 42 U.S.C. § 9601 et seq., and any law of like import, any statute, rule or regulation designating any substance as a hazardous material or substance, and all rules, regulations and government orders with respect thereto.
“Governmental Authority” means any of the United States of America, the Stale, the City and the County, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Building or any portion thereof or the vaults, curbs, sidewalks, streets and areas adjacent thereto.
(b)    Compliance with Legal Requirements. Lessee, at its sole expense, shall comply with all Legal Requirements applicable to the Premises or the use and occupancy thereof by Lessee. Lessee shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with Lessor’s insurance policies. If, as a result of Lessee’s acts or omissions, the insurance rates for the Building shall be increased, then Lessee shall reimburse Lessor for the amount of any such increase upon demand by Lessor.
(c)    Governmental Approvals. Lessee shall have the sole responsibility to secure any and all governmental approvals relating to Lessee’s use of the Premises other than permits required in connection with any Lessor Work. Lessee shall secure such approvals prior to execution of this Lease and hold Lessor harmless from any costs and fees incurred in the process of obtaining such approvals, and from any fines or penalties imposed by a Governmental Authority arising from Lessee’s nonconformance with Legal Requirements (other than building permits required in connection with any Lessor Work).
4.3    Access and Inspection. Lessor and Lessor’s lender and consultants, and each of their respective officers, agents, employees, members or managers, shall have the right, but not the obligation, to enter into the Premises at any time in the case of an emergency, or to perform daily equipment checks and otherwise at reasonable times upon at least twenty-four (24) hours’ notice

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to inspect the Premises or to perform maintenance of make such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of Rent or liability to Lessee.
5.    Alterations, Maintenance.
5.1    Definition. The term “Alterations” shall mean any alteration, modification or improvement made to the Premises from and after the commencement of the Term, whether by addition or deletion and shall exclude any Lessor Work.
5.2    Limitations on Alterations. Lessee shall not make any Alterations to the Premises without Lessor’s prior written consent, which may be given or withheld in Lessor’s sole and absolute discretion; provided, however, that such consent shall not be required for installation in the Premises by Lessee of customary cabling, cages, racks and other trade fixtures installed in accordance with industry best practices but only to the extent that the same do not penetrate the floor walls or ceilings of the Premises.
5.3    Maintenance. During the Term of this Lease, Lessee shall, at Lessee’s sole cost and expense, maintain the Premises and the Equipment therein in a clean, sightly, safe and good order and condition (and in at least as good order and clean condition as when Lessee took possession), ordinary wear and tear excepted. Lessee shall use best practices with respect to the installation, maintenance and removal of the Equipment. Lessee shall also contract with a commercial grade janitorial service for the regular cleaning of the Premises, including, without limitation, regular trash removal. If Lessee fails to perform its covenants of maintenance and repair hereunder, Lessor may, but shall not be obligated to, perform all necessary or appropriate maintenance and repair, and any amounts expended by Lessor in connection therewith, plus an administrative charge of ten percent (10%), shall be reimbursed by Lessee to Lessor as additional rent within ten (10) days after Lessor’s demand therefor. Lessor shall have no obligation to repair and/or maintain the Premises, except as set forth below.
5.4    Liens. Lessee shall keep the Premises free from any liens and shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on or in the Premises.
6.    Electricity, Charges.
6.1    Provision of Electricity. Lessor, subject to the provisions of this Section 6.1, shall use commercially reasonable efforts customary in the data center business to make available to Lessee, AC electric capacity at a level not less than the Basic Capacity stated in the Basic Lease Terms for the Premises.
6.2    Electricity Charges. Lessee shall pay for electricity service on the following basis:

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(a)    PDU’s. With respect to the submetered electricity consumption at the connected load serving the PDU’s which serve the Premises, Lessee shall pay the Actual Cost of its electrical usage, as reasonably determined by Lessor, times a cooling load factor as stated in the Basic Lease Terms. As used herein, “Actual Cost” shall mean the cost per kilowatt hour and cost per kilowatt demand, adjusted by applicable rate adjustments, to Lessor for the purchase of electricity from the public utility or other electricity provider furnishing electricity service to the Building from time to time, including sales and other taxes or other impositions imposed by any Governmental Authority on Lessor’s purchase of electricity.
(b)    Usage. Lessee shall be solely responsible, at Lessee’s sole cost and expense, using an electrical contractor reasonably approved by Lessor, for the installation of all power circuits and rack grounding to the base Building grounding grid system required in order to deliver the Basic Capacity to the Premises and to distribute it therein. Upon Lessor’s approval of Lessee’s request for the installation of electrical services to the Premises, Lessee’s designated electrical contractor reasonably approved by Lessor, shall perform the tap-in to the Building’s electrical system located at the remote power panel at Lessee’s sole cost and expense. In the event that Lessee shall require electrical capacity in excess of the Basic Capacity, then upon request, and subject to the availability of additional electrical capacity in the Building, as determined by Lessor in its sole discretion, Lessor shall make additional electric power available to Lessee. Lessee shall pay to Lessor a one-time charge equal to Lessor’s designated electrical contractor’s expense to install such electrical facilities and equipment necessary to enable Lessee to obtain such additional electrical capacity. Lessor reserves the right to contract with different electricity providers from time to time in its sole discretion, and without reference to whether any electricity provider selected by Lessor provides lower rates than any other electricity supplier. Lessee covenants that Lessee’s electrical consumption at the Premises shall not at any time exceed the Basic Capacity and other approved additional capacity or the capacity of any of the electrical facilities (including, without limitation, power distribution units and remote power panels); and installations in or otherwise serving or being used in the Premises provided that nothing herein shall limit Lessor’s obligation to provide the Basic Capacity and any other approved capacity as provided in this section, and Lessee shall, upon the submission by Lessor to Lessee of written notice, promptly cease the use of any of Lessee’s electrical equipment which Lessor believes will cause Lessee to exceed such capacity. If, within twenty-four (24) hours of receiving such a notice from Lessor, Lessee shall fail to reduce its Premises electrical consumption to a level that complies with the terms of this Section 6.1, Lessor shall have the right to disconnect power to the applicable circuit. Any additional feeders, risers, electrical facilities and other such installations required for electric service to the Premises will require approval by Lessor and an amendment to this Lease executed by both parties hereto.
(c)    Interruption. Lessor agrees that it shall provide at all times battery or another commercially reasonable back-up power source for the delivery of the Basic Capacity. Lessor shall use commercially reasonable efforts for a company in the colocation or data center business to provide power to the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year, through use of the Building standard system serving the Premises, as

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provided in the SLA; provided, however, that any failure to provide HVAC shall be governed by the terms of the SLA (as defined below) and shall not be deemed to be a breach of this Lease except to the extent expressly provided in the SLA. Except as otherwise expressly provided herein, Lessor shall not be liable or responsible to Lessee for any loss, damage or expense of any type which Lessee may sustain or incur if the quantity or character of the electric service is changed, is no longer available, or is no longer suitable for Lessee’s requirements. No interruption or malfunction of any electrical or other service (including, without limitation, heating ventilation and air conditioning) to the Premises (or to any other portion of the Building or Property) shall, in any event, (i) constitute an eviction or disturbance of Lessee’s use and possession of the Premises, (ii) render Lessor liable for damages of any type or entitle Lessee to be relieved from any of Lessee’s obligations under this Lease (including the obligation to pay Base Rent, Additional Rent, or other charges), except to the extent specifically provided in the SLA, (iii) grant Lessee any right of setoff or recoupment, (iv) provide Lessee with any right to terminate this Lease, except to the extent specifically provided in the SLA, or (v) make lessor liable for any injury to or interference with Lessee’s business or any punitive, incidental or consequential damages (of any type), whether foreseeable or not, whether arising from or relating to the making of or failure to make any repairs, alterations or improvements, or whether arising from or related to the provision of or failure to provide for or to restore any service in or to any portion of the Project, the Building or the Premises. Notwithstanding anything in this Lease to the contrary, any interruptions to electrical service or provision of other service hereunder (to the extent addressed specifically in the SLA) that Lessor is required to provide by the terms of this Lease shall be governed by the terms of the Service Level Agreement attached hereto as Exhibit D (the “SLA”).
(d)    Payment. All charges under this Section 6.2 and under Section 6.6 shall be payable within thirty (30) days after notice from Lessor. In addition, Lessee shall pay to Lessor, as additional Rent (i) the fees and expenses of Lessor’s electrical contractor for services rendered based upon readings of such contractor in the maintenance and repair of such circuit monitor(s), and (ii) the amount of any taxes or other impositions imposed by any Governmental Authority related to the electricity used or consumed by Lessee in connection with the Premises, including Lessee’s costs of cooling.
6.3    Environmental Controls. Lessor shall use commercially reasonable efforts to provide heating, ventilation and air conditioning (“HVAC”) to the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year, through use of the Building standard HVAC system serving the Premises, as provided in the SLA; provided, however, that any failure to provide HVAC shall be governed by the terms of the SLA (as defined above) and shall not be deemed to be a breach of this Lease except to the extent expressly provided in the SLA.
6.4    Security.
(a)    Building Security. Lessor, or an independent contractor on behalf of Lessor, shall provide security services with respect to access to the Building twenty-four (24) hours a day, seven (7) days a week. Notwithstanding the foregoing, Lessee acknowledges and agrees that neither

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Lessor’s agreement to provide such security services nor Lessor’s actual provision of the same pursuant to this Lease shall directly or indirectly create any liability (and Lessee hereby waives any claim based on any such liability) on the part of Lessor to Lessee, any persons visiting the Building, or any other person or entity with respect to any loss by theft, injury or loss of life, or any other damage suffered or incurred in connection with any entry into the Building or any other breach of security with respect to the Building.
(b)    Premises Security. Lessor or an independent contractor on behalf of Lessor, shall provide controls with respect to access to the Premises twenty-four (24) hours a day, seven (7) days a week. Lessee has provided Lessor with a Customer Access List, as defined in the Policies and Procedures, naming individuals to whom Lessee has authorized Lessor to grant access to the Premises. Lessor shall use commercially reasonable efforts to limit access to the Premises to: (i) individuals on the Customer Access List from time to time, and (ii) Lessor’s employees, agents or representatives in the event of an emergency or in connection with Lessor’s exercise of its rights and performance of its obligations hereunder.
6.5    Fire Detection and Suppression. Lessor shall use commercially reasonable efforts to maintain a [***] system in the Building. In addition, Lessor shall provide and maintain fire extinguishers in the Building, [***] as determined by Lessor. Lessee acknowledges that it has reviewed and approved the smoke detection and fire suppression systems prior to the date hereof.
6.6    Meet-Me Room.
(a)    Lessor shall provide certain telecommunications racks, A/C and D/C power and air conditioned environment in a secured space for the installation and demarcation of all telecommunications carriers in the Building which space shall be known as the “Building Meet‑Me Room”. Lessor will control the access of all telecommunications carriers entering the Building through its main point of entry and require any and all telecommunication carriers to terminate in the Building Meet-Me Room.
(b)    Lessor will make available access to all telecommunications carriers to its tenants and other occupants at the Building. Lessor owns and has sole and exclusive rights to the conduit infrastructure entering the Building and connecting all data center rooms located throughout the Building to the Building Meet-Me Room. Lessor also has the right to determine, in its sole discretion, which telecommunications providers will be permitted access to the Building. All telecommunications providers will be required to enter into an agreement with the Lessor for space within the Building Meet-Me Room and use of the conduit infrastructure (on Lessor’s standard form agreement).
(c)    Lessor grants to Lessee the use of up to one (1) Circuit Demarcation Rack space (“Demarc Rack”) in the Building Meet-Me Room at [***]. To the extent that additional Demarc Rack space is available (as determined by Lessor in its sole discretion), Lessee shall be permitted to use the same upon the same terms and conditions as this Lease and subject to market rate rent for additional Demarc Rack capacity.

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(d)    All cabling and patch panels are to be installed at the sole expense of the Lessee between the Demarc Rack and the Premises. All cabling, patch panels and alterations permitted pursuant to this Lease shall be performed by Lessee with contractors reasonably acceptable to Lessor (which consent shall not be unreasonably withheld), at Lessee’s sole cost and expense and in accordance with plans approved by Lessor in accordance with this Lease. All electrical installations, if required, shall be performed by an electrical contractor approved by Lessor, at Lessee’s sole cost and expense. All work by Lessee shall be made in compliance with Legal Requirements and the Policies and Procedures. Prior to installing any Equipment or cabling in the designated conduit and/or Demarc Rack, Lessee shall submit detailed plans and specifications of the planned Equipment and cabling through which such is to be installed to Lessor, for Lessor’s approval, which approval shall not be unreasonably withheld or delayed. Lessor shall use its commercially reasonable efforts to respond to Lessee’s proposed plans within five (5) business days after receipt with either approval or the changes required for Lessor’s approval.
(e)    Lessee may from time to time hereunder request that Lessor, (a) make such interconnections in the Building Meet-Me Room between Lessee’s Demarc Rack and any telecommunications carriers (any such connections, “Cross-Connections”) and/or (b) service, maintain and/or repair any Cross-Connections (collectively, “Cross-Connection Services”).
(f)    Each Cross-Connection Service shall be the subject of a service order submitted to Lessor (an “Add-On Order”). Lessor agrees to provide and Lessee agrees to receive from Lessor each Cross-Connection Service pursuant to the terms of this Lease. Lessor shall not unreasonably refuse to accept or delay or condition its acceptance of an Add-On Order and/or unreasonably refuse to perform or delay or condition its performance of any Cross-Connection Service (and in connection therewith, (i) following its receipt of a properly completed Add-On Order requesting that Lessor make a Cross-Connection, Lessor shall, (A) in the event that Lessor reasonably determines that it cannot accept such Add-On Order, notify Lessee in writing (providing the reasons therefore) within three (3) business days following Lessor’ receipt of such Add-On Order or (B) commence installation of a fiber Cross-Connection within three (3) business days following Lessor’ receipt of such Add-On Order and use all commercially reasonable efforts to complete such installation within seven (7) days following Lessor’s receipt of such Add-On Order, and (ii) following its receipt of a Add-On Order requesting that Lessor service, maintain and/or repair an existing Cross-Connection, Lessor shall, (A) use all commercially reasonable efforts to complete such service, maintenance or repair of such Cross-Connection within two (2) business days following Lessor’s receipt of such Add-On Order or (B) if Lessor reasonably determines that it cannot perform such service, repair and/or maintenance of such existing Cross‑Connection, notify Lessee in writing (providing the reasons therefore) within two (2) business days following Lessor’ receipt of such Add-On Order).
(g)    To order Cross-Connection Service(s), Lessee must submit to Lessor a completed Add-On Order requesting such Cross-Connection Service(s), and in connection with any Add-On Order requesting that Lessor make any Cross-Connection, Lessee must also submit to

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Lessor a copy of a writing signed by Lessee and the party to whose telecommunications system such Cross-Connection is to be made certifying that such party is a telecommunication carrier recipient and consenting to the making by Lessor of such Cross-Connection. There shall be an Add-On Order for each Cross-Connection Service provided pursuant to this Lease and each Add‑On Order shall constitute an integral part of this Lease. Cross-Connections and Cross‑Connection Services shall be charged to Lessee at the rates set forth in the Basic Lease Terms.
(h)    All installations of and modifications to the Cross-Connections shall be in accordance with Lessor’ standard practices (which shall be consistent with the customary practices of similarly situated entities providing similar services within the telecommunications industry) and shall be subject to any restrictions relating to the Building. All Cross-Connections and Cross‑Connection Services shall be performed by Lessor or a contractor selected by Lessor. In circumstances where additional work is required with respect to a Cross-Connection, Lessee shall deliver a written request to Lessor, specifying: (a) a description of the services to be performed; and (b) the requested dates and times of such activities. Lessor shall respond to such written request within a reasonable time, indicating whether the work can be performed, outlining the manner in which the work will be carried out, stating the specifications for the work, and providing a scheduled completion date.
6.7    Remote Hands. 365 Main Services II, Inc. (or another affiliate of Lessor) shall provide personnel capable of performing certain limited maintenance services in accordance with Lessee’s written directions (“Remote Hands”) on equipment belonging to Lessee installed in the Premises, provided that Remote Hands shall not be available beyond the point at which a login prompt appears on Lessee’s Equipment. Remote Hands shall be available twenty-four (24) hours a day, seven (7) days a week. Lessee shall access and utilize Remote Hands in accordance with the Policies and Procedures. Notwithstanding anything to the contrary contained herein, in no event shall Lessor be responsible for the repair, configuration, tuning or installation of the Equipment or the Premises or any damage or loss caused by Remote Hands, except to the extent resulting from Lessor’s gross negligence or willful misconduct. Lessor shall have the right to outsource and bill its Remote Hands charges separately through a property manager or independent contractor.
7.    Condition of Premises.
Lessee understands that the Premises and related services are provided on an “AS-IS” basis (except for Lessor’s Work as described in Exhibit C), and Lessor makes no representation or warranty that the space or such services are suitable or fit for Lessee’s intended purpose. Lessee acknowledges that: (a) Lessee has made such investigations as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its use of the Premises, (b) neither Lessor, Lessor’s agents, nor any broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease, and (c) Lessor is under no obligation to perform any work or provide any materials to prepare the Premises or the Building for Lessee except for any Lessor Work. WITHOUT LIMITING THE FOREGOING, LESSOR MAKES NO

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REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THOSE EXPRESSLY STATED HEREIN. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in good order and clean condition and accepted by Lessee.
8.    Rent, Billing and Payment, Security Deposit.
8.1    Base Rent. Commencing on the Commencement Date and continuing throughout the Term, Lessee shall pay to Lessor base rent (the “Base Rent”) for the Premises in the amount set forth in the Basic Lease Information. All such Base Rent shall be paid to Lessor in monthly installments in advance on the first day of each and every month throughout the Term of this Lease without invoice or notice; provided, however, that if the Term of this Lease does not commence on the first day of a calendar month, the Base Rent for such partial calendar month shall (a) be calculated on a per diem basis determined by dividing the Base Rent above by the number thirty (30) and multiplying such amount by the number of days remaining in such calendar month from and after (and including) the Commencement Date, and (b) shall be paid by Lessee to Lessor on the Commencement Date. Notwithstanding the foregoing, Lessor shall endeavor to provide Lessee with an invoice for Base Rent thirty (30) days in advance of the due date therefor.
8.2    Taxes. Lessee shall, as Additional Rent, be liable for and shall pay at least ten (10) days before delinquency all governmental fees, taxes, tariffs and other charges levied directly or indirectly against any improvements, personal property, fixtures, machinery, equipment, apparatus, systems, connections, interconnections and appurtenances located in or used by Lessee in or in connection with the Premises. Lessee shall also pay to Lessor, as Additional Rent and within ten (10) days of Lessor’s demand therefor, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any Governmental Authority upon Lessor on account of (i) the Rent, including, without limitation, any gross receipts tax, license fee or excise tax levied by any governmental authority, and (ii) this Lease and the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of any portion of the Premises (including, without limitation, any applicable possessory interest taxes).
8.3    Operating Expenses.
(a)    Payment of Operating Expenses. In addition to Base Rent, after the base year set forth in the Basic Lease Terms (the “Base Year”), Lessee shall be responsible for payment of Lessee’s pro rata share (as specified in the Basic Lease Terms, “Pro Rata Share”), of the total dollar increase, if any, in Operating Expenses (as defined below) paid or incurred by Lessor above those incurred in the Base Year. Lessor shall provide a complete and accurate invoice thirty days in advance of the due date for such Operating Expenses. With respect to Operating Expenses that are only applicable to portions of the Building or certain tenants or premises (e.g., a generator shared by two tenants), Lessor shall have the right to equitably allocate such Operating Expenses to those

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tenants benefiting therefrom rather than across all tenants in which event the “Pro Rata Share” for such Operating Expenses shall be adjusted accordingly. Prior to the start of each calendar year or as soon thereafter as practicable, Lessor shall give Lessee written notice of its estimate of amounts payable under this Section 8.3(a) for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Lessee shall pay to Lessor one-twelfth (1/12) of such estimated amounts. If at any time or times it appears to Lessor that the amounts payable under this Section 8.3(a) for the then current calendar year will vary from its estimate by more than [***], Lessor shall, by written notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee for such year shall be based upon such revised estimate; provided that, Lessor may only revise the estimate once during any calendar year.
(b)    Reconciliation. Within a reasonable time after the close of each calendar year, Lessor shall deliver to Lessee a statement of amounts payable under Section 8.3(a) above for such calendar year. If such statement shows an amount owing by Lessee that is less than the estimated payments for such calendar year previously made by Lessee, Lessee shall be given a credit towards future rents owed in an amount equivalent to the overpayment. If such statement shows an amount owing by Lessee that is more than the estimated payment for such calendar year previously made by Lessee, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of the statement. If, for any reason, this Lease shall terminate on a day other than the last day of a calendar year, the amount of increase (if any) in rent payable by Lessee applicable to the calendar year in which such termination shall occur shall be equitably prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty-five (365).
(c)    Definition of Operating Expenses. “Operating Expenses” shall mean and include all costs and expenses of operating, maintaining, managing and repairing the Building, the real property on which the Building is located, and the parking facilities and areas and all improvements, systems and equipment comprising or serving same (collectively, the “Project”), including but not limited to: real property taxes and assessments; personal property taxes levied on or attributable to personal property used in connection with the Project; costs levied, assessed or imposed by, or at the direction of any federal, state, regional, municipal, local or other governmental authority in connection with the use or occupancy of the Project, or any portion thereof; insurance premiums for all insurance policies deemed necessary by Lessor or any lender of Lessor; water and sewer charges; janitorial services; security costs; waste disposal and trash removal costs; landscaping costs; the cost of maintaining and repairing air conditioning, heating, ventilation, sprinkler, fire and life-safety, mechanical, plumbing and other building systems and equipment; the cost to provide water, electricity (other than costs which are separately metered and charged directly to tenants of the Building), gas and other services and utilities; wages and benefits of Lessor’s employees engaged in the operation, maintenance or repair of the Project; management fees or, if no managing agent is retained, a sum in lieu thereof (in either event not to exceed [***]% of the [***]; legal, accounting and other professional and consulting fees and costs; capital improvements and replacements to all or any portion of the improvements, systems and equipment

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comprising or serving the Project (excluding any capital improvement or replacement costs incurred in renovating or otherwise improving space for other tenants or other occupants of the Building or the infrastructure of the Building to benefit such other tenant space in a manner that does not benefit the Premises), appropriately amortized over their useful lives as Lessor shall reasonably determine (together with interest on the unamortized balance at ten percent per annum); costs incurred to comply with applicable Legal Requirements not in effect as of the Commencement Date; and supplies, materials, equipment and tools. In the event that the Building is less than ninety-five percent (95%) occupied, actual Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Lessor’s reasonable estimate of Operating Expenses had ninety-five percent (95%) of the total rentable area of the Building been occupied and assessed.
8.4    Additional Fee/Other Charges. In addition to paying the Base Rent, Lessee shall (a) upon execution of this Lease, pay all amounts designated in the Basic Lease Terms as being due upon execution, and (b) pay all fees and charges detailed in the Basic Lease Terms and any additional fees and charges described in this Lease when due (collectively, “Additional Rent”).
8.5    Payments Generally. Base Rent, Additional Rent and all other sums due and owing under this Lease shall constitute rent payable hereunder and shall be referred to herein collectively as “Rent”. Rent shall (a) be payable to Lessor when due without any prior notice or demand therefor in lawful money of the United States without any abatement, offset or deduction whatsoever (except as specifically provided otherwise herein), and (b) be payable to Lessor at the address of Lessor specified in the Basic Lease Information (or to such other person or to such other place as Lessor may from time to time designate in writing to Lessee). No receipt of money by Lessor from Lessee after the termination of this Lease, the service of any notice, the commencement of any suit, or a final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment. No partial payment by Lessee shall be deemed to be other than on account of the full amount otherwise due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Lessor shall be entitled to accept such payment without compromise or prejudice to any of the rights of Lessor hereunder or under any Legal Requirements.
8.6    Security Deposit. Lessor hereby acknowledges receipt from Lessee of the amount specified In the Basic Lease Information as the initial portion of the security deposit (the “Security Deposit”). Lessor shall hold the Security Deposit as security for the performance by Lessee of Lessee’s covenants and obligations under this Lease, it being expressly understood and agreed that the Security Deposit shall not be considered an advance payment of Rent. The Security Deposit shall be held by Lessor without liability to Lessee for interest, and Lessor may commingle such deposit with any other funds held by Lessor. Upon the occurrence of any Event of Default, Lessor may, from time to time, without prejudice to any other remedy, apply the Security Deposit to the extent necessary to make good any arrearages of Rent and any other payment, damage, injury, expense or liability caused to Lessor by such Event of Default. Following any application of the Security Deposit, Lessee shall pay to Lessor on demand the amount so applied in order to restore

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the Security Deposit to the amount thereof immediately prior to such application. Lessor shall, within thirty (30) days after the expiration of termination of this Lease, return to Lessee the portion (if any) of the Security Deposit remaining after deducting all damages, charges and other amounts permitted by Legal Requirements.
9.    Equipment; Surrender; Lessor’s Lien.
9.1    During Term. Lessee agrees not to remove any Equipment from the Premises except in strict compliance with the Policies and Procedures.
9.2    Upon Termination. Subject to Section 9.3 below, upon the expiration or earlier termination of this Lease, Lessee quit and surrender possession of the Premises to Lessor in good order and clean condition, reasonable wear and tear excepted and shall promptly remove all Equipment from the Premises and from the Building in accordance with the Policies and Procedures. If Lessee fails to do so within fifteen (15) days of such termination, Lessor may treat the Equipment as abandoned and either charge Lessee for the removal and/or storage costs or dispose of the Equipment in any manner that Lessor shall elect, provided that in the case of any sale of the Equipment by Lessor, Lessee shall be entitled to receive the proceeds of such sale less any amounts due and owing to Lessor under this Lease. Lessor has no duty to preserve or care for any Equipment abandoned or deemed abandoned hereunder, and Lessee hereby waives and releases any claims it may have in connection with any such removal, storage or sale.
9.3    Holdover. If Lessee should remain in possession of all or any portion of the Premises after the expiration of the Term of this Lease (or any earlier termination of this Lease), then Lessee shall be deemed to be occupying the entire Premises as a tenant-at-sufferance, upon all of the terms contained herein, except as to term and Base Rent and any other provision reasonably determined by Lessor to be inapplicable. During any such holdover period, Lessee shall pay to Lessor a monthly Base Rent in an amount equal to [***]. Neither any provision hereof nor any acceptance by Lessor of any rent after any such expiration or earlier termination shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the Term, or any waiver of any of Lessor’s rights or remedies with respect to such holdover. Lessee shall indemnify, defend and hold Lessor harmless from and against any and all Claims arising out of or in any manner related to Lessee’s failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

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10.    Insurance; Indemnity.
10.1    Insurance. At all times during the Term of this Lease, Lessee shall maintain and pay for (a) commercial general liability insurance in an amount not less than $1,000,000 per occurrence, (b) workers’ compensation insurance in an amount not less than that prescribed by applicable law, (c) employer’s liability insurance in an amount not less than $1,000,000 per occurrence, (d) insurance coverage on all of Lessee’s Equipment and property in the Premises with full replacement cost coverage and a deductible not to exceed $10,000 per occurrence, and (e) umbrella or excess liability insurance with a combined single limit of not less than $2,000,000 to apply over the above mentioned policies. The policies for such commercial general liability insurance and umbrella or excess liability coverage shall name Lessor as an additional insured. In addition, all insurance policies required under this Section 10.1 shall (i) be non-cancelable except upon thirty (30) days’ prior written notice to Lessor, (ii) be issued by an insurer with an AM Best’s Rating of B+ or better, and (iii) be primary in nature. Lessee shall provide Lessor with certificates evidencing the required coverages prior to bringing any Equipment into the Building. If Lessee fails to maintain the required coverages, Lessor may, but shall not be obligated to, purchase such coverage for Lessee, at Lessee’s cost. Lessee shall insure that all of its subcontractors and agents maintain insurance in the amounts required in this Section 10.1. Lessor shall provide such insurance coverage as it deems commercially reasonable for a building of similar size and configuration in the City.
10.2    Waiver of Subrogation. To ensure that the risk of loss normally insured against by each party’s insurance carrier remains the burden of the insurance carrier and cannot be shifted over to the other party, Lessor and Lessee have agreed to the following waiver of subrogation. Lessor and Lessee each release the other and waive the entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against, which occur in, on or about the Premises. The parties agree to request that their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. Lessor and Lessee each agree to take any necessary action to make this release effective and binding upon their respective insurance carriers so that such carriers specifically waive any right at subrogation that such carriers might otherwise have against either the parties hereto or their officers, employees, agents or representatives.
10.3    Indemnity.
(a)    Except for any matter resulting from Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless Lessor and its members, shareholders, officers, directors, employees, contractors, agents, partners and lenders, from and against any and all Claims arising out of, involving or in connection with (i) the use and/or occupancy of the Premises by Lessee and its agents, employees and contractors, and (ii) the gross negligence or willful misconduct of Lessee. If any action or proceeding is brought against Lessor by reason

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of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such Claim in order to be defended or indemnified. The provisions of this Section 10.3 shall survive the expiration or termination of this Lease.
(b)    Except for any matter resulting from Lessee’s gross negligence or willful misconduct, Lessor shall indemnify, protect, defend and hold harmless Lessee and Lessee’s Representatives from and against any and all Claims arising out of, involving or in connection with the gross negligence or willful misconduct of Lessor. If any action or proceeding is brought against Lessee by reason of any of the foregoing matters, Lessor shall upon notice defend the same at Lessor’s expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any such Claim in order to be defended or indemnified. The provisions of this Section 10.3 shall survive the termination or expiration of this Lease.
(c)    Lessor shall have no liability or responsibility for the content of any communications transmitted via third party services, and Lessee shall, indemnify, protect, defend and hold Lessor harmless from any and all Claims (including Claims by any Governmental Authority seeking to impose penal sanctions) related to such content or for Claims by third parties relating to Lessee’s use of the Premises. Lessor does not operate or control the information, services, opinions or other content of third party services that may utilize equipment in the Building or provide services therein. Lessee agrees that it shall make no claim whatsoever against Lessor relating to the content of any such services or respecting any information, product, service or software ordered through or provided by virtue of such third party services.
10.4    Liability with respect to the Premises; Limitations on Consequential Damages. Lessor shall not be liable for injury or damage to persons or goods, data or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such injury or damage results from conditions arising within the Premises, or from other sources or places, other than damages proximately caused by reason of Lessor’s gross negligence or willful misconduct. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee of Lessor. Notwithstanding any other provision of this Lease, neither Lessor nor Lessee shall be liable to the other party for any indirect, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits, lost revenues or the cost of purchasing replacement services) arising out the performance or failure to perform Lessor’s or Lessee’s obligations under this Lease, as applicable, however caused, on any theory of liability, whether in an action in contract, strict liability, tort or otherwise, and whether or not the party has been advised of the possibility of such damage, provided, however, that Lessee shall be liable to Lessor for any such damages to the extent arising under Section 4.1(c) of this Lease.
11.    Casualty and Condemnation.

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In the event of material damage to, destruction of or condemnation of the Building or the Premises, Lessor shall have the right, in Lessor’s sole discretion, to terminate this Lease upon notice to Lessee, and upon delivery of such notice, Lessor shall have no further obligations to Lessee under this Lease.
12.    Events of Default.
12.1    Breach by Lessee. Each of the following shall be an “Event of Default” under this Lease:
(a)    the failure of Lessee to make any payment of Rent with respect to any month by the first calendar day of such month or any other monetary payment required to be made by Lessee hereunder when such payment is due; [***] (provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Legal Requirements in connection with the commencement of an unlawful detainer or eviction action);
(b)    the failure by Lessee to provide reasonable written evidence of compliance with Legal Requirements or any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of [***] days following written notice to Lessee;
(c)    Lessee’s commencement of any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent or Lessee’s admitting in writing its inability to pay its debts as they become due;
(d)    Any failure by Lessee to execute and deliver within the time periods specified therein any statement or document described in Section 9.4 or Section 31 requested to be so executed and delivered by Lessor; or
(e)    Lessee’s breach of any other provision of this Lease or any agreement referred to herein (except those breaches described in clauses (a) and (c) of this Section 12), if not cured within [***] days after receipt of written notice of such breach, provided, however, that if any such breach is not susceptible to cure within [***] days, the cure period shall be extended up to a maximum of [***] days so long as Lessee continues to diligently prosecute such cure to completion.
12.2    Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Section 12.2, a reasonable time shall in no event be less than [***] days after receipt by Lessor of written notice specifying the obligation of Lessor that has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than [***] days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such [***] day period and thereafter diligently pursued to completion.

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13.    Remedies/Termination.
13.1    Lessor’s Remedies.
(a)    General. Upon the occurrence of an Event of Default, Lessor shall be entitled to restrict Lessee’s access to the Premises, to exercise any other remedies available to it under this Lease. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity. If Lessee files a petition under the Bankruptcy Code or under any other similar federal or state law, Lessee unconditionally and irrevocably agrees that Lessor shall be entitled, and Lessee unconditionally consents, to relief from the automatic stay so as to allow Lessor to exercise its rights and remedies under this Lease with respect to the Building or the Premises. In such event, Lessee hereby agrees it shall not, in any manner, oppose or otherwise delay any motion filed by Lessor for relief from the automatic stay. Lessor’s enforcement of the rights granted herein for relief from the automatic stay is subject to the approval of the bankruptcy court in which the case is then pending.
(b)    Lessor’s Right to Terminate Upon Lessee Default. In the event of any Event of Default by Lessee, Lessor shall have the right to terminate this Lease and recover possession of the Premises by giving written notice to Lessee of Lessor’s election to terminate this Lease, in which event Lessor shall be entitled to receive from Lessee: (a) the worth at the time of award or any unpaid Rent which had been earned at the time of such termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of releasing, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, any real estate commissions actually paid by Lessor and the unamortized value of any free rent or other economic concessions provided by Lessor; and (e) at Lessor’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Legal Requirements. As used in clause (c), above, “worth at the time of award” shall be computed by discounting such amount at the lesser of (i) the Prime Rate plus two percent (2%), or (ii) the maximum rate permitted by Legal Requirements.
(c)    Lessor’s Right To Continue Lease Upon Lessee Default. In the event of a default of this Lease and abandonment of the Premises by Lessee, if Lessor does not elect to terminate this Lease as provided in Section 13.1(b), above, Lessor may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease. Without limiting the foregoing, Lessor shall have the right to continue this Lease in effect after Lessee’s breach and

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abandonment and recover Rent as it becomes due. To the fullest extent permitted by Law, the proceeds of any reletting shall be applied first to pay to Lessor all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, securing new tenants, and improvements and alterations in connection with any reletting); second, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of other or future obligations of Lessee to Lessor as the same may become due and payable, and Lessee shall not be entitled to receive any portion of such revenue. No re-entry or taking of possession of the Premises by Lessor pursuant to this Section 13.1(c) shall be construed as an election to terminate this Lease unless a written notice of such election shall be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor, Lessor may, at any time after such reletting, elect to terminate this Lease for any such Event of Default.
13.2    Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within [***] days after such amount shall be due, then, upon written notice to Lessee, Lessee shall pay to Lessor a late charge for each such occurrence equal to [***] percent ([***]%) of each such overdue amount; provided, however, that with respect to the first non-payment of Rent per calendar year, such non-payment of Rent shall not be subject to the foregoing late charge until [***] days following the date upon which Lessor delivers written notice to Lessee that such payment is past due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.
13.3    Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor when due shall bear interest at the lower of (i) the Prime Rate plus two percent (2%) or (ii) the highest interest rate allowable by law from the date due until paid in full. Interest is payable in addition to the potential late charge provided for in Section 13.2.
14.    Assignment and Subleasing.
14.1    Lessee’s Assignment or Subleasing. Lessee is in the business of providing colocation space to its customers. In connection with providing those colocation services, Lessee may sublicense, sublease or provide the use or occupancy to such customers. Except for the foregoing, Lessee shall not assign, mortgage, pledge, encumber or otherwise transfer this Lease, in whole or in part (each, a “Transfer”) of all or any part of the Premises, without obtaining in each instance the prior written consent of Lessor, which consent Lessor shall not unreasonably withheld. Except as expressly permitted herein, no Transfer (whether voluntary, involuntary or by operation

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of law) shall be valid or effective without Lessor’s prior written consent and, at Lessor’s election, any Transfer or attempted Transfer shall constitute an Event of Default of this Lease.
14.2    Corporate and Partnership Transfers. For purposes of this Section 14, if Lessee is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Section 14.
14.3    Lessor’s Recapture Rights. Except the Lessee’s provision of colocation services as permitted under Section 14.1 above, at any time within twenty (20) business days after Lessor’s receipt of a request from Lessee for Lessor’s consent to a Transfer, Lessor shall have the right (but no obligation), exercisable by written notice to Lessee, to elect to cancel and terminate this Lease.
14.4    Transfer Profits. Except the Lessee’s provision of colocation services as permitted under Section 14.1 above, subject to the provisions of this Section 14, if Lessor consents to (i) any Transfer of Lessee’s entire interest in this Lease by assignment or (ii) any Transfer by which Lessee’s subleases the entire Premises (or substantially all of the Premises) to a single transferee, Lessee shall pay to Lessor [***] percent ([***]%) of any Transfer Profits (defined below). “Transfer Profits” shall mean all rent, additional rent or other consideration paid to Lessee by or on behalf of such transferee in connection with the Transfer in excess of the monthly Base Rent and Additional Rent payable by Lessee under this Lease during the term of the Transfer (on a per square foot of Rentable Area basis if less than all of the Premises is transferred (unless all or a portion of the Subject Space is subject to different Rent and Additional Rent terms, in which case, to the extent applicable, such different terms shall be applicable)) after first deducting all Transfer Costs (as defined below). Lessee shall provide Lessor with a detailed statement setting forth the calculation of any Transfer Profits Lessee either has or will derive from such Transfer. In addition, Lessor or its representative shall have the right at all reasonable times to audit the books and records of Lessee with respect to the calculation of the Transfer profits. If such inspection reveals that the amount of Transfer Profits paid to Lessor was incorrect, then within ten (10) days of Lessee’s receipt of the results of such audit, Lessee shall pay Lessor the deficiency and the cost of Lessor’s audit. For purposes hereof, “Transfer Costs” shall mean and shall include expenses incurred by Lessee for the following: (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any brokerage commissions incurred by Lessee in connection with the Transfer, (iii) good faith attorneys’ fees incurred by Lessee in connection with the Transfer, and (iv) out-of-pocket costs of advertising the space which is the subject of the Transfer. For purposes of calculating the Transfer Profits on a monthly basis, the Transfer Costs shall be allocated to tile earliest portion of the term of such Transfer until such Transfer Costs are exhausted. The determination of the amount of Lessor’s applicable share of the Transfer Profits shall be made on a monthly basis as rent or other condition is received by Lessee under the Transfer.

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14.5    No Release; Subsequent Transfers. No Transfer will release Lessee from Lessee’s obligations under this Lease or alter the primary liability of Lessee to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. In no event shall the acceptance of any payment by Lessor from any other person be deemed to be a waiver by Lessor of any provision hereof. Consent by Lessor to one Transfer will not be deemed consent to any subsequent Transfer. In the event of breach by any transferee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such transferee of successor. The voluntary or other surrender of this Lease by Lessee or a mutual termination thereof shall not work as a merger and shall, at the option of Lessor, either (i) terminate all and any existing agreements effecting a Transfer, or (ii) operate as an assignment to Lessor of Lessee’s interest under any or all such agreements.
14.6    Lessor’s Costs. With respect to each Transfer proposed to be consummated by Lessee, whether or not Lessor shall grant consent, Lessee shall pay all of Lessor’s review and processing fees, and costs, as well as any good faith professional, attorneys’ or other consultants’ fees incurred by Lessor relating to such proposed Transfer within ten (10) days after written request therefor by Lessor.
14.7    Lessor’s Assignment. If Lessor conveys its interest in the Premises or the Building, Lessor shall provide Lessee with written notice of such conveyance and Lessor shall be automatically relieved from all liability as respects the further performance of its covenants or obligations hereunder after the effective date of such conveyance provided that Lessor’s successor‑in-interest shall have assumed Lessor’s obligations under this Lease.
15.    Notice.
15.1    Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by commercial overnight courier, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Section 15. Notice may also be sent by e-mail, provided, however, that such notice must also be sent by a method described in the foregoing sentence and will be deemed delivered based upon the receipt of the facsimile, hand or commercial overnight courier method of delivery as described in Section 15.2 below. The addresses noted in the Basic Lease Terms shall be that party’s address for delivery or mailing of notices. Either party may by written notice to the other specify a different address for notice.
15.2    Date of Notice. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon electronic confirmation of receipt. Notices delivered by hand or

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commercial overnight courier shall be deemed given upon delivery. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.
16.    Brokers.
Each party hereto represents to the other that it has not engaged, dealt with or been represented by any broker in connection with this Lease other than the brokers specified in the Basic Lease Information. Each of Lessor and Lessee shall each indemnify, defend (with legal counsel reasonably acceptable to the other), protect and hold harmless the other party from and against all Claims related to any Claim made by any other person or entity for any commission or other compensation in connection with the execution of this Lease or the leasing of the Premises to Lessee if based on an allegation that claimant dealt through the indemnifying party. The provisions of this Section 16 shall survive the termination of this Lease.
17.    Advertising.
Lessee consents to the disclosure and use of Lessee’s name and status as a Lessee in the Building in any advertising or marketing materials or efforts of Lessor.
18.    Parking.
Unless Lessee is in default hereunder, Lessee shall be entitled, on a first-come, first-serve basis to park in available, unreserved spaces in the Building parking facility or designated parking areas. Lessor may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, in its sole discretion. Lessee shall not use any spaces which have been specifically assigned to other tenants or other parties. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee’s employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities. If Lessee permits or allows any of the prohibited activities described in this Section 18, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. All responsibility for damage to cars is assumed by the users of the Building parking facility or parking spaces. Lessee shall repair or cause to be repaired at its sole cost and expense any and all damage to the parking facility or parking areas or any part thereof caused by Lessee or its employees, suppliers, shippers, customers, or invitees.
19.    Rights Reserved by Lessor.
Notwithstanding anything in this Lease to the contrary, Lessor reserves the following rights exercisable without notice and without being deemed an eviction or disturbance of Lessee’s use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (a) to change the name or street address of the Building; (b) to install, affix and maintain all signs on the exterior and/or interior of the Building; (c) to display the Premises to mortgagees, prospective mortgagees,

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prospective purchasers and ground lessors, and prospective lessees at reasonable hours; (d) to improve, alter, modify, remove or change the arrangement of entrances, doors, corridors, elevators, common areas, premises and/or stairs in the Building as Lessor deems desirable; (e) to install, operate and maintain systems which monitor, by closed circuit television or otherwise, all persons entering or the Building or any portion thereof; (f) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises and which serve other parts or other tenants or occupants of the Building; and (g) to retain at all times master keys or pass keys to the Premises.
20.    Force Majeure.
Except for monetary obligations, neither party shall be responsible for failure to act in accordance with the terms of this Lease if such failure is due to causes beyond the party’s reasonable control, financial inability excluded, such as earthquake, flood, acts of God, war, or terrorist attacks, whether physical or electronic, or failure of the internet; provided that such failure could not have been reasonably expected to be prevented by the observance of precautions commonly observed in the industry or would not have been avoided by the proper operation of systems or equipment (whether primary or redundant) at the data center as required under this Lease.
21.    Governing Law.
This Lease shall be governed by and construed under the laws of the State of Arizona.
22.    Successors.
This Lease shall inure to the benefit of and be binding on the parties, and their heirs, successors, assigns and legal representatives, but nothing contained in this Section 19 shall be construed to permit an assignment or other transfer except as provided in Section 14.
23.    Severability.
The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.
24.    Limitations on Liability.
The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners, managers or members of Lessor or its or their individual partners, directors, officers, employees, members, investors or shareholders, and Lessee shall look solely to [***], and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor or the individual partners or members of Lessor, or its or their individual partners, directors, officers, members, investors or shareholders, or any of their personal assets for such satisfaction.

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25.    Time of Essence.
Time is of the essence with respect to the performance of all obligations to be performed or observed by the parties under this Lease. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.
26.    Waivers.
No waiver by Lessor of any Event of Default hereunder by Lessee shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Event of Default by Lessee of the same or of any other term, covenant or condition hereof.
27.    Covenants and Conditions; Construction of Lease.
All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.
28.    Authority.
If either party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf.
29.    Survival.
Sections 4.1(a) (Use), 4.1(c) (Lessee’s Indemnification), 9 (Removal of Equipment), 10.3 (Indemnity), 10.4 (Liability with respect to the Premises; Limitations on Consequential Damages), 16 (Brokers), 24 (Limitations on Liability) and 32 (Attorneys’ Fees) shall survive the expiration or earlier termination of the Lease.
30.    Amendment.
The Lease may be changed only by a written agreement signed by both parties. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a lender in connection with the obtaining of financing or refinancing of the Building (“Lender”).
31.    Subordination; Estoppel Certificates.
This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust or other hypothecation or security device now or hereafter placed upon the Premises or the Building

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(collectively, “Security Device”), to any and all advances made on the security thereof and to all renewals, modifications, and extensions thereof. Lessee agrees that, in the event that any such holder of a Security Device or any purchaser at a foreclosure sale or any entity that receives a transfer of the Building by a conveyance in lieu of foreclosure of the Building (“New Owner”) and/or otherwise succeeds to the rights of Lessor under the Lease Agreement, then Lessee shall attorn to and recognize New Owner as the Lessor under this Agreement for the remainder of the term hereof, and Lessee shall perform and observe its obligations hereunder, provided that such New Owner shall not disturb Lessee’s use and occupancy of the Lease Area so long as Lessee is not in breach of its obligations under this Agreement. The agreements in this Section 31 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or Lender in connection with a sale, financing or refinancing of the Building, Lessee shall execute such further writings as may be reasonably required to separately document any subordination provided for herein. In addition, Lessee shall, within ten (10) days after the written notice from Lessor, execute, acknowledge and deliver to Lessor an estoppel certificate in the form requested by Lessor or any Lender, together with any additional information, confirmation and/or statements reasonably requested by Lessor.
32.    Attorneys’ Fees.
If either party commences an action or arbitration against the other party arising out of or concerning this Lease, the prevailing party in such litigation or arbitration shall be entitled to reasonable attorneys’ fees and costs in addition to such relief as may be awarded.
33.    No Real Property Interest Conveyed; No Joint Venture.
Nothing in this Lease creates a partnership or joint venture between Lessor and Lessee. Except as expressly provided herein, nothing in this Lease shall be construed to limit Lessor’s right to maintain and operate the Building and the Premises in its sole discretion.
34.    Entire Agreement.
This Lease, consisting of the Basic Lease Terms and the Exhibits attached hereto, contains the entire agreement between the parties regarding the subject matter hereof, and there are no verbal or other agreements which modify or affect this Lease. The Lease supersedes all prior discussions and agreements made by or on behalf of Lessor and Lessee regarding the subject matter hereof.
35.    Quiet Possession.
Subject to the other terms and conditions of this Lease, including, without limitation, Lessor’s rights and remedies in connection with a Lessee default, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.
[Signatures on next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as this 13th day of December, 2006.

LESSEE:		LESSOR:

INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation		MAINROCK II CHANDLER, LLC, a Delaware limited liability company
		By:	MainRock II Mezz, LLC,
By:	/s/ Pete Bell		a Delaware limited liability company, its sole member

	Print Name: Pete Bell		By:	MainRock II, LLC,
	Title: SVP, Cloud Hosting Sales			a Delaware limited liability company, its sole member

				By:	365 Main-AZ/VA, LLC,
a Delaware limited liability company, its Manager

					By:	/s/ Kevin J Laric
Name: Kevin J Laric
Title: VP

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Exhibit A
Intentionally Omitted

A-1

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Exhibit B
Lessor’s Work
None

B-1

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Exhibit C
Policies and Procedures
[***]

C-1

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Exhibit D
Service Level Agreement
Commitment Levels
A.    Electrical Power: In the event of any power outage with respect to the Basic Capacity for reasons other than Lessee actions or omissions, Lessee shall be entitled to an abatement of [***] for each [***] (and for outages of less than [***], a prorated sum of Base Rent calculated by dividing the number of minutes of the power outage by [***] and multiplying the same times [***]) that delivery of electricity to the Premise is interrupted during any [***] period, provided in no event shall [***] for any single power outage. Further, any such abatements of Base Rent shall be subject to the following conditions:
1.    The failure of Lessor to satisfy the applicable commitment level shall not have been caused in whole or in part by any Lessee actions or inactions (including any failure to comply with the Lease, including the Policies and Procedures), Lessee supplied power or equipment, actions or inactions of Lessee’s end users, or a casualty to the Building. As used herein, Lessee shall include, without limitation, Lessee’s employees, agents, partners, members, contractors, invitees and customers.
2.    Lessee must notify Lessor within [***] days from the time Lessee becomes eligible to receive an abatement of Base Rent. Lessee shall forfeit any right to receive such an abatement of Base Rent if Lessee fails to timely notify Lessor.
3.    In no event shall Lessee be entitled to an abatement of Base Rent if Lessee is in default under this Lease or has otherwise failed to comply with the Policies and Procedures.
Except as otherwise expressly provided in this Section A, Lessor shall not in any way be liable or responsible to Lessee for any loss, damage or expense which Lessee may sustain or incur as a result of the unavailability of or interruption in the supply of electric current to the Premises or a change in the quantity or character or nature of such current and such change, interruption or unavailability shall not constitute an actual or constructive eviction, in whole or in part, or entitle Lessee to any abatement or diminution of, or relieve Lessee from any of its obligations under this Lease, or impose any liability upon Lessor or its agents, by reason of inconvenience or annoyance to or interruption of Lessee’s business, or otherwise.
B.    Environmental Control: Lessor shall provide use commercially reasonable efforts to maintain conditions in the Premises as follows: (i) the relative humidity shall be maintained between [***]% ambient and [***]% ambient, and (ii) the temperature shall not exceed [***] Fahrenheit ambient. In the event that:

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1.    Lessor shall fail to maintain conditions as described above, Lessor shall make the necessary adjustments to obtain the conditions set forth herein within [***] of receiving notice of such failure to maintain such conditions, and
2.    (a) there is a failure of the HVAC system serving the Premises to operate, (b) such failure is not cured within [***] after Lessor receives written notice of such failure, despite Lessor using diligent efforts to cure the same, and (c) such failure causes Lessee’s Equipment in the Premises to fail, Lessee shall be entitled to an abatement of one day’s Base Rent for each day after the expiration of such [***] period that the HVAC failure has not been remedied, provided in no event shall the Base Rent be abated for a period longer than thirty (30) days;
provided, however, that in either event the failure of Lessor to satisfy the applicable commitment level shall not have been caused in whole or in part by any Lessee actions or inactions (including any failure to comply with the Lease, including the Policies and Procedures), Lessee-supplied power or equipment, actions or inactions of Lessee’s end users, or a casualty to the Building. As used herein, Lessee shall include, without limitation, Lessee’s employees, agents, partners, members, contractors, invitees and customers.
Notwithstanding anything in Section A or Section B above the contrary, if Lessee is entitled to multiple credits or abatement of Base Rent for multiple reasons under this Service Level Agreement, such credits or abatement of Base Rent shall be limited to a maximum of thirty (30) days’ Base Rent in any one month period.
C.    Remote Hands: 365 Main Services II, Inc. (or another affiliate of Lessor) shall respond to a request for “Remote Hands” as described in the table below. Lessor’s or its independent contractor’s response time in connection with such a request shall be measured from the time Lessor or its independent contractor receives and logs Lessee’s request with all necessary information requested by Lessor or its independent contractor and Lessor opens a ticket therefor, until a representative of Lessor or its independent contractor first calls Lessee in response to such request. Subject to the limitations below, in the event Lessor or its independent contractor fails to satisfy the Remote Hands commitment, Lessee shall not have to pay for the Remote Hands performed.
Response Table (Schedule 1)

Severity	Alarm Description	Meaning	Generic Response	NOC “Target” Response Time	Field Staff “Target” Response Time
1	Critical	Site Down	Immediate	[***] minutes	[***] minutes
2	Major	Degrading Performance	ASAP	[***] minutes	[***] minutes
3	Minor	Required Maintenance	Normal	Next Business Day	As advised by NOC

Any credit permitted pursuant to this Section C shall be subject to the following conditions:

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1)    The failure of Lessor to provide the Remote Hands services shall not have been caused in whole or in part by any scheduled maintenance events, Lessee’s actions or inactions, Lessee-supplied power or equipment, actions or inactions of any third party, excluding any third party directly involved in the operation and maintenance of the Building, but including, without limitation, Lessee’s end users, third party network providers, traffic exchange points controlled by third parties, or an event of force majeure.
2)    Lessee must notify Lessor within [***] days from the time Lessee becomes eligible to receive a credit against Remote Hands charges or Lessee shall forfeit any right to receive such a credit.
3)    In no event shall Lessee be entitled to a against Remote Hands charges if Lessee is in material default under this Agreement or has otherwise failed to comply with the Policies and Procedures.

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-i-

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